               Form 5500-C/R                               Return/Report of Employee Benefit Plan                OMB Nos. 1210-0016
        Department of the Treasury                           (with Fewer than 100 Participants)                           1210-0089
                                                                                                               ---------------------
         Internal Revenue Service          This form is required to be filed under sections 104 and 4065 of the          1997
                                                                                                               ---------------------
                _________                   Employee Retirement Income Security Act of 1974 and sections 6039D,   This Form is Open
            Department of Labor                6047(e), 6057(b), and 6058(a) of the Internal Revenue Code.     to Public Inspection.
Pension and Welfare Benefits Administration               * See separate instructions
                _________
    Pension Benefit Guaranty Corporation
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For the calendar plan year 1997 or fiscal plan year beginning                                 , 1997, and ending DECEMBER    , 1997
------------------------------------------------------------------------------------------------------------------------------------
    If A(1) through A(4), B, C, and/or D do not apply to this year's return/report,  For IRS Use Only
    leave the boxes unmarked.                                                        EP-ID  OL-560185960-001-199712
                                                                                    ----------------------------------------------
    You must check either box A(5), or A(6) whichever is applicable. See instructions.
A   This return/report is:                                                          (5) Form 5500-C filer check here . . . . . [X]
    (1) [_] the first return/report filed for the plan;                                 (Complete only pages 1 and 3 through 6.)
    (2) [_] an amended return/report;                                                   (Code section 6039D filers see instructions
    (3) [_] the final return/report filed for the plan; or                              on page 5.)
    (4) [_] a short plan year return/report (less than 12 months).                  (6) Form 5500-R filer check here . . . . . [_]
                                                                                        (Complete only pages 1 and 2. Detach pages 3
                                                                                        through 6 before filing.) If you checked
                                                                                        box (1) or (3), you must file a Form 5500-C.
                                                                                        (See page 6 of the instructions.)
    IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT. PLEASE USE RED INK
    WHEN MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B   Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan . . . . . . *[X]
C   If your plan year changed since the last return/report, check here . . . . . . . . . . . . . . . . . . . . . . . . . . . . *[_]
D   If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension . *[_]
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1a  Name and address of plan sponsor (employer, if for a single-employer plan)           1b Employer identification number (EIN
    (Address should include room or suite no.)                                            56-0185960
                                                                                        --------------------------------------------
                                                                                         1c Sponsor's telephone number
                                                                                          (336) 227-3631
                                                                                        --------------------------------------------
     COMMUNITY SAVINGS BANK SSB                                                          1d Business code (see instructions, page 17
     PO BOX 1837                                                                          6120
                                                                                        --------------------------------------------
     BURLINGTON, NC 27216-1837                                                           1e CUSIP issuer number

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2a  Name and address of plan administrator (if same as plan sponsor, enter "Same"        2b Administrator's EIN
     COMMUNITY SAVINGS BANK SSB                                                           56-0185960
                                                                                        --------------------------------------------
     PO BOX 1837                                                                         2c Administrator's telephone number
     BURLINGTON, NC 27216-1837
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3   If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report on lines 3a and/or 3b and complete line 3c.
 a  Sponsor ___________________________________________________________________ EIN _____________________ Plan number ______________
 b  Administrator _____________________________________________________________ EIN ________________________________________________
 c  If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter "Yes" or "No." *
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4   ENTITY CODE. (If not shown, enter applicable code from page 8 of the instructions.) *   A-SINGLE-EMPLOYER PLAN
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5a  Name of plan * COMMUNITY SAVINGS BANK SSB PROFIT                                        5b Effective date of plan (mo., day, yr.
                  -----------------------------------------------------------------------
                   SHARING AND SAVINGS PLAN AND TRUST                                        07/01/1956
-----------------------------------------------------------------------------------------  -----------------------------------------
                                                                                            5c Three-digit
-----------------------------------------------------------------------------------------
    All filers must complete 6a through 6d, as applicable.                                      plan number >   001
                                                                                           -----------------------------------------
6a  [_] Welfare benefit plan              6b [X] Pension benefit plan
                                                                                           -----------------------------------------
    (If the correct codes are not preprinted below, enter the applicable codes from
                                                                                           -----------------------------------------
    page 8 of the instructions in the boxes.)

    2-DEF.CON.-PROFIT SHARING

6c  Pension plan features. (If the correct codes are not preprinted below, enter the      -----------------------------------------

    applicable pension plan feature codes from page 9 of the instructions in the boxes.)
                                                                                           -----------------------------------------

6d  [_] Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.
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Caution: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
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Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor * ________________________________________________________________ Date * _______________________
Type or print name of individual signing above   William R. Gilliam -- President
                                               -------------------------------------------------------------------------------------
Signature of plan administrator * ___________________________________________________________________ Date * _______________________
Type or print name of individual signing above   William R. Gilliam -- President
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For Paperwork Reduction Act Notice, see the instructions for Form 5500-C/R.             Cat. No. 10957K          Form 5500-C/R (1997

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
                                                                                                                         Page 2

Form 5500-C-R (1997) Form 5500-R filers, complete pages 1 and 2 only. Form 5500-C filers, complete page 1 skip page 2, and complete pages 3 through 6.
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
6e  Check investment arrangement(s):  (1)[_] Master trust  (2)[_] Common/Collective trust
(3) [_] Pooled separate account                                                                                         Yes  No
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

7a  Total participants; (1) At the beginning of plan year * ............ (2) At the end of plan year * ............................................................................................
 b  Enter number of participants with account balances at the end of the plan year (defined benefit plans do not complete this item)*..........................................................................
 c (1) Were any participants in the pension benefit plan separated from service with a deferred vested
    benefit for which a Schedule SSA (Form 5500) is required to be attached? (See instructions.) ..............    7c(1)
   (2) If "Yes", enter the number of separated participants required to be reported *
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8a  Was this plan terminated during this plan year or any prior plan year? If "Yes" enter the
    year * ....................................................................................................    8a
 b  Were all the plan assets either distributed to participants or beneficiaries, transferred to another
    plan, or brought under the control of PBGC?                                                                    8b
 c  If line 8a is "Yes" and the plan is covered by PBGC, is the plan continuing to file PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the control of PBGC? ............................................................................................  8c
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9   Is this plan a established or maintained pursuant to one or more collective bargaining
    agreements? ................................................................................................   9
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10  If any benefits are provided by an insurance company, insurance service, or similar organization, enter the number of Schedules A (Form 5500), Insurance Information, that are attached.
    If none, enter -0-. *
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11a (1) Were any plan amendments adopted during this plan year? ................................................  11a(1)
    (2) Enter the date the most recent amendment was adopted *  Month ............  Day .............
    Year ....................
  b If line 11a is "Yes", did any amendment result in a retroactive reduction of accrued benefits for
    any participant? .......................................................................................      11b
  c If line 11a is "Yes", did any amendment change the information contained in the latest summary plan
    description or summary description of modifications available at the time of the amendment? .............     11c
  d If line 11c is "Yes", has a summary plan description or summary description of modifications that
    reflects the plan amendments referred to on line 11c been furnished to participants? (see instructions) .     11d
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12a If this is a pension benefit plan subject to the minimum funding standards, has the plan experienced
    a funding deficiency for this plan year? (See instructions.) ...........................................      12a
  b If line 12a is "Yes", have you filed Form 5330 to pay the excise tax? ..................................      12b
  c Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after
    the end of the plan year? (See instructions.) ...........................................................     12c
  d If a change in the actuarial funding method was made for the plan year pursuant to a Revenue Procedure providing automatic approval for the change, indicate whether the plan sponsor/administrator agrees to
    the change . . . . .....................................................................................      12d
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13a Total plan assets as of the beginning ................... and end ......................... of the plan year
  b Total liabilities as of the beginning ................... and end ......................... of the plan year
  c Net assets as of the beginning *                          and end *                         of the plan year
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

14  For this plan year, enter: a  Plan income ........................               d  Plan contributions ..................
                               b  Expenses ...........................               e  Total benefits paid .................
                               c  Net income (loss) (subtract 14b from 14a) ........
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
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15  You may NOT use N/A in response to lines 15a through 15o. If you check "Yes", you must enter a         Yes  No  Amount
    dollar amount in the amount column. During this plan year:
                                                                                                      -------------------------
 a  Was this plan covered by a fidelity bond? . . . . . . . . . . . . . . . . . . . . . . . . . .     15a
                                                                                                      -------------------------
 b  If line 15a is "Yes", enter the name of the surety company * ..............................
                                                                                                      -------------------------
                                                                                                      -------------------------
 c  Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty? . . .   15c
                                                                                                      -------------------------
 d  Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10%
                                                                                                      -------------------------
    or more interest in the employer, or relatives of any such persons?                               15d
                                                                                                      -------------------------
                                                                                                      -------------------------
  e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more
    interest in the employer, or relatives of any such persons?                                       15e
                                                                                                      -------------------------
  f Did the plan acquire or hold any employer security or employer real property? . . . . . . . .     15f
                                                                                                      -------------------------
  g Has the plan granted an extension on any delinquent loan owned to the plan? . . . . . . . . . .    15g
                                                                                                      -------------------------
                                                                                                      -------------------------
  h  Were any participant contributions transmitted to the plan more than 31 days after receipt or
     withholding by the employer? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15h
                                                                                                      -------------------------
                                                                                                      -------------------------
  i  Were any loans by the plan or fixed income obligations due the plan classified as uncollectible
     or in default as of the close of the plan year? . . . . . . . . . . . . . . . . . . . . . . . .   15i
                                                                                                      -------------------------
                                                                                                      -------------------------
  j  Has any plan fiduciary had a financial interest in excess of 10% in any party providing services to the plan or received anything of value from any such party? . . . . . . . . . . . . . . . . .  15j
                                                                                                      -------------------------
                                                                                                      -------------------------
  k  Did the plan at any time hold 20% or more of its assets in any single security, debt, mortgage, parcel or real estate, or partnership/joint venture interests? . . . . . . . . . . . .  15k
                                                                                                      -------------------------
                                                                                                      -------------------------
  l  Did the plan at any time engage in any transaction or series of related transactions involving 20% or more of the current value of plan assets? . . . . . . . . . . . . . . . . . . .  15l
                                                                                                      -------------------------
  m  Were there any noncash contributions made to the plan the value of which was set without an
     appraisal by an independent third party?                                                          15m
                                                                                                      -------------------------
                                                                                                      -------------------------
  n  Were there any purchases of nonpublicly traded securities by the plan the value of which was
     set without an appraisal by an independent third party? . . . . . . . . . . . . . . . . . . . .   15n
                                                                                                      -------------------------
  o  Has the plan reduced or failed to provide any benefit when due under the plan because of insufficient assets? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15o
                                                                                                      -------------------------
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

16a  Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program [_] Yes [_] No
     [_] Not determined
  b  If line 16a is "Yes" or "Not determined," enter the employer identification number and the plan number used to identify it.
     Employer identification number *                           Plan number *
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
Complete page 1, and pages 3 through 6 only, if you are filing Form 5500-C. (See instruction on page 13.)                     Page 3
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 6e  Check all applicable investment arrangements below. (See instructions on page 12.):

     (1)  [_]  Master trust             (2)  [_]  103-12 investment entity
     (3)  [_]  Common/collective trust  (4)  [_]  Pooled separate account

     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------

  f  Single-employer plans enter the tax year end of the employer in which this plan year ends *  Month 12   Day 31   Year 97
  g  Is any part of this plan funded by an insurance contract described in Code section 417(i)?...............       [_] Yes  [X] No
  h  If line 6g is "Yes," was the part subject to the minimum funding standards for either of the prior 2
     plan years?........  N/A.................................................................................       [_] Yes  [_] No
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 7a  Total participants: (1) At the beginning of plan year * 48  (2) At the end of plan year * 44
  b  Enter number of participants with account balances at the end of the plan year. (Defined benefits plans do not complete this item.) * 39
  c  Number of participants that terminated employment during the plan year with accrued benefits that were
     less than 100% vested *                                                                                                1
                                                                                                                          ----------
                                                                                                                           Yes  No
                                                                                                                     ---------------
  d  (1) Were any participants in the pension benefit plan separated from service with a deferred vested
         benefit for which a Schedule SSA (Form 5500) is required to be attached?.............................       7d(1) X

     (2) If "Yes," enter the number of separated participants required to be reported * 3
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 8a  Was this plan ever amended since its effective date? If "Yes," complete line 8b and, if the amendment
     was adopted in this plan year, complete lines 8c through 8e..............................................       8a    X
  b  If line 8a is "Yes," enter the date the most recent amendment was adopted *  Month 1  Day 1  Year 97
  c  Did any amendment during the current plan year result in the retroactive reduction of accrued benefits
     for any participant?.....................................................................................       8c         X
  d  During this plan year, did any amendment change the information contained in the latest summary plan
     description or summary description of modifications available at the time of amendment?..................       8d         X
  e  If line 8d is "Yes," has a summary plan description or summary description of modifications that
     reflects the plan amendments referred to on line 8d been furnished to participants? (See instructions)...       8e
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 9a  Was this plan terminated during this plan year or any prior plan year? If "Yes," enter year *  ________         9a         X
  b  Were all plan assets either distributed to participants or beneficiaries, transferred to another plan,
     or brought under the control of PBGC?....................................................................       9b   N/A
  c  Was a resolution to terminate this plan adopted during this plan year or any prior plan year?............       9c         X
  d  If line 9a or line 9c is "Yes," have you received a favorable determination letter from the IRS for the
     termination?.............................................................................................       9d   N/A
  e  If line 9d is "No," has a determination letter been requested from the IRS?..............................       9e   N/A
  f  If line 9a or line 9c is "Yes," have participants and beneficiaries been notified of the termination or
     the proposed termination?................................................................................       9f   N/A
  g  If line 9a is "Yes," and the plan is covered by PBGC, is the plan continuing to file a PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the control
     of PBGC?.................................................................................................       9g   N/A
  h  During this plan year, did any trust assets revert to the employer for which the Code section 4980
     excise tax is due?.......................................................................................       9h         X

  i  If line 9h is "Yes," enter the amount of tax paid with Form 5330 * $  N/A
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10a  Was this plan merged or consolidated into another plan(s), or were assets or liabilities transferred to another plan(s) since the end of the plan year covered by the last return/report Form 5500 or 5500-C that was filed for this plan (or during this plan year if this is the first return/report)? If "Yes,"
     complete lines 10b through 10e...........................................................................       10a        X
                                                                                                                     ---------------
     If "Yes," identify the other plan(s):                 c Employer identification number(s)                 d Plan number(s)
  b  Name of plan(s) * N/A                                 -------------------------------------               ---------------------

     ------------------------------------------------      -------------------------------------               ---------------------
  e  If required, has a Form 5310-A been filed?............................................. N/A                     [_] Yes  [_] No
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11   Enter the plan funding arrangement code    12  Enter the plan benefit arrangement code from                            Yes   No
     from page 13 of the instructions * 1           page 13 of the instructions * 1
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13   Is this a plan established or maintained pursuant to one or more collective bargaining agreements?.......       13         X
14   If any benefits are provided by an insurance company, insurance service, or similar organization, enter the number of Schedules A (Form 5500), Insurance Information, that are attached. If none, enter -0-.
     * -0-
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
Form 5500-C/R (1997)          Complete page 1, and pages 3 through 6 only, if you are filing Form 5500-C.             Page 4
----------------------------------------------------------------------------------------------------------------------------
Welfare Plans Do Not Complete Lines 15 Through 25. Skip to Line 26 on page 5.
----------------------------------------------------------------------------------------------------------------------------
15a  If this is a defined benefit plan subject to the minimum funding standards for this plan year, is           Yes    No
     Schedule B (Form 5500) required to be attached? (If this is a defined contribution plan,
     leave blank.)......................................................................................   15a           X
     If "Yes," attach Schedule B (Form 5500).

  b  If this is a defined contribution plan (i.e., money purchase or target benefit), is it subject to the minimum funding standards (if a waiver was granted, see instructions)? (If this is a defined
     benefit plan, leave blank.)........................................................................   15b           X
     If "Yes," complete (1), (2), and (3) below:
     (1)  Amount of employer contribution required for the plan year under Code
          section 412...............................................................  15b(1) $     N/A
     (2)  Amount of contribution paid by the employer for the Plan year.............  15b(2) $     N/A
          Enter date of last payment by employer * Month   ----- Day
          ----- Year ------
     (3)  If (1) is greater than (2), subtract (2) from (1) and enter the funding deficiency here. Otherwise, enter -0-.
          (If you have a funding deficiency, file Form 5330.).....................    15b(3) $     N/A
----------------------------------------------------------------------------------------------------------------------------
16   Has the annual compensation of each participant taken into account under the current plan year been limited
     as required by section 401(a)(17)? (See instructions)..............................................   16       X
----------------------------------------------------------------------------------------------------------------------------
17a  (1) Did the plan distribute any annuity contracts this year? (See instructions.)...................   17a(1)        X
     (2) If (1) is "Yes," did these contracts contain a requirement that the spouse consent before any distributions under the contract are made in a form other than a qualified joint
         and survivor annuity?..........................................................................   17a(2)   N/A
  b  Did the plan make distributions or loans to married participants and beneficiaries without
     the required consent of the participant's spouse?..................................................   17 (b)        X
  C  Upon plan amendment or termination, do the accrued benefits of every participant include the subsidized benefits that the participant may become entitled to receive subsequent
     to the plan amendment or termination?..............................................................   17 (c)   X
----------------------------------------------------------------------------------------------------------------------------
18   Is the plan administrator making an election under section 412(c)(8) for an amendment adopted
     after the end of the plan year? (See instructions).................................................   18            X
19   If a change in the actuarial funding method was made for the plan year pursuant to a Revenue
     Procedure providing automatic approval for the change, indicate whether the plan sponsor/
     administrator agrees to the change.................................................................   19       N/A
20   Is the employer electing to compute minimum funding for this plan year or either of the two
     immediately preceeding plan years using the transition rule of Code section 412(1)(1)1?............   20       N/A
----------------------------------------------------------------------------------------------------------------------------

21   Check if you are applying the substantiation guidelines from Revenue Procedure 93-42, in completing lines 21a through 21o (see instructions)................................................ [X]
     If you checked the box, enter the first day of the plan year for which data is being submitted * Month .1.Day 1-- Year 97
  a  Does the employer apply the separate line of business rules of Code section 414(r) when testing this plan for the coverage and discrimination tests requirements of Code sections
     410(b) and 401(a)(4)?..............................................................................   21(a)         X
  b  If line 21a is "Yes," enter the total number of separate lines of business claimed by the
     employer *   N/A if more than one separate line of business, see instructions for additional
                  ---
     information to attach.
  c  Does the employer apply the mandatory disaggregation rules under Income Tax Regulations section
     1.410(b)-7(c)? If "Yes," see instructions for additional information to attach..
     See Attachment.....................................................................................   21c      X
  d  In testing whether this plan satisfies the coverage and discrimination tests of Code sections
     410(b) and 410(a), does the employer aggregate plans?..............................................   21d           X
  e  Does the employer restructure the plan into component plans to satisfy the coverage and
     discrimination tests of Code sections 410(b) and 401(a)(4)?........................................   21e           X
  f  If you meet either one of the following exceptions, check the applicable box to tell us which exception you meet and DO NOT complete the rest of question 21:
     (1) [ ] No highly compensated employee benefited under the plan at any time during the plan year;
     (2) [ ] This is a collectively bargained plan that benefits only collectively bargained employees, no more than 2% of whom are professional employees.
  g  Did any leased employee perform services for the employer at any time
     during the plan year?..............................................................................   21g           X
                                                                                                                 Number
  h  Enter the total number of employees of the employer, Employer includes entities aggregated with the employer under Code section 414(b), (c), or (m). Include leased
     employees and self-employed individuals............................................................   21h      49
  i  Enter the total number of employees excludable under the plan because of:(1)
     failure to meet requirements for minimum age and years of service; (2) collectively bargained employees; (3) nonresident aliens who receive no earned income from U.S.
     sources; and (4) 500 hours of service/last day rule................................................   21i      14
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
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
Form 5500-C/R (1997)           Complete page 1, and pages 3 through 6 only, if you are filing Form 5500-C.                 Page 5
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                                                                                                                       Number
                                                                                                                  ------------------
  j   Enter the number of nonexcludable employees. Subtract line 21i from line 21h...............................   21j        35
                                                                                                                  ------------------
  k   Do 100% of the nonexcludable employees entered on line 21j benefit under the plan?........ [x] Yes   [_] No
      If line 21k is "Yes," DO NOT complete lines 21l through 21o.
  l   Enter the number of nonexcludable employees (line 21j) who are highly compensated employees................   21l        N/A
                                                                                                                  ------------------
  m   Enter the number of nonexcludable employees who benefit under the plan.....................................   21m        N/A
                                                                                                                  ------------------
  n   Enter the number of employees entered on line 21m who are highly compensated employees.....................   21n        N/A
                                                                                                                  ------------------
  o   This plan satisfies the coverage requirements on the basis of (check one):
                                                                                             -------------------
      (1) [_] The average benefits test   (2) [_] The ratio percentage test-enter percentage        N/A         %
                                                                                             ------------------
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                                                                                                                           Yes   No
                                                                                                                  ------------------
22a   Is it or was it ever intended that this plan qualify under Code section 401(a)? If "Yes," complete lines
      22b and 22c.                                                                                                  22a     X
                                                                                                                  ------------------
  b   Enter the date of the most recent IRS determination letter..........................  Month  5   Year 97
                                                                                                  ---      ----
  c   Is a determination letter request pending with the IRS?..................................................     22c         X
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23a   Does the plan hold any assets that have a fair market value that is not readily determinable on an established market?
      (If "Yes," complete line 23b.) (See instructions.).......................................................     23a         X
                                                                                                                  ------------------
  b   Were all the assets referred to on line 23a valued for the 1997 plan year by an independent third-party
      appraiser?...............................................................................................     23b         X
  c   If line 23b is "No," enter the value of the assets that were not valued by an independent
      third-party appraiser for the 1997 plan year.............................................    23c       N/A
                                                                                                  --------------
  d   Enter the most recent date the assets on line 23c were valued by an independent third-party appraiser. (If
      more than one asset, see instructions.)    Month __________  Day  ________ Year _______ N/A
      (If this plan has NO ESOP features, leave line 23e blank and go to line 24.)
  e   If dividends paid on employer securities held by the ESOP were used to make payments
      on ESOP loans, enter the amount of the dividends used to make the payments...............    23e       N/A
                                                                                                  --------------
------------------------------------------------------------------------------------------------------------------------------------
24    Does the employer/sponsor listed in 1a of this form maintain other qualified pension benefit plans?........   24          X
      If "Yes," enter the total number of plans, including this plan
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25a   Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance
      program?................................................................................   [_] Yes  [x] No  [_] Not determined
  b   If line 25a is "Yes," or "Not determined," enter the EIN and the plan number used to
      identify it.                                                                               N/A
      EIN                                        Plan number
------------------------------------------------------------------------------------------------------------------------------------
26    You may NOT use N/A in response to any line 26 item. If you check "Yes," you must enter a dollar        Yes    No    Amount
      amount in the amount column.
      During this plan year:
  a   Was this plan covered by a fidelity bond?......................................................    26a   X          2,000,000
                                                                                                       -----------------------------
  b   If line 26a is "Yes," enter the name of the surety company     The St. Paul
                                                                 ------------------------------------
  c   Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty? .....    26c        X
                                                                                                       -----------------------------
  d   Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more
      interest in the employer, or relatives of any such persons?....................................    26d        X
                                                                                                       -----------------------------
  e   Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the
      employer, or relatives of any such persons?....................................................    26e        X
                                                                                                       -----------------------------
  f   Did the plan acquire or hold any employer security or employer real property?..................    26f        X
                                                                                                       -----------------------------
  g   Has the plan granted an extension on any delinquent loan owed to the plan?.....................    26g        X
                                                                                                       -----------------------------
  h   Were any participant contributions transmitted to the plan more than 31 days after receipt or
      withholding by the employer?...................................................................    26h        X
                                                                                                       -----------------------------
  i   Were any loans by the plan or fixed income obligations due the plan classified as uncollectible
      or in default as of the close of the plan year?................................................    26i        X
                                                                                                       -----------------------------
  j   Has any plan fiduciary had a financial interest in excess of 10% in any party providing services
      to the  plan or received anything of value from any such party?................................    26j        X
                                                                                                       -----------------------------
  k   Did the plan at any time hold 20% or more of its assets in any single security, debt, mortgage,
      parcel of real estate, or partnership/joint venture interests?  See attached statement.........    26k   X          1,692,236
                                                                                                       -----------------------------
  l   Did the plan at any time engage in any transaction or series of related transactions involving
      20% or more of the current value of plan assets?...............................................    26l        X
                                                                                                       -----------------------------
  m   Were there any noncash contributions made to the plan whose value was set without an appraisal
      by an independent third party?.................................................................    26m        X
                                                                                                       -----------------------------
  n   Were there any purchases of nonpublicly traded securities by the plan whose value was set
      without an appraisal by an independent third party?............................................    26n        X
                                                                                                       -----------------------------
  0   Has the plan reduced or failed to provide any benefit when due under the terms of the plan
      because of insufficient assets?................................................................    26o        X
------------------------------------------------------------------------------------------------------------------------------------


Form 5500-C/R (1997)         Complete page 1, and pages 3 through 6 only, if you are filing Form 5500-C.                   Page 6
-----------------------------------------------------------------------------------------------------------------------------------
27  Current value of plan assets and liabilities at the beginning and end of the plan year. combine the value of plan assets held in more than one trust. Allocate the value of the plan's interest in a commingled trust containing the assets of more than one plan on a line-by-line basis unless the trust meets one of the specific exceptions described in the instructions. Do not enter the value of the portion of an insurance contract that guarantees during this plan year to pay a specific dollar benefit at a future date. Round off amounts to the nearest dollar. Any other amounts are subject to rejection. Plans with no assets at the beginning and end of the plan year enter -0- on line 27f.
------------------------------------------------------------------------------------------------------------------------------------
                                                                              -------------------------------
                                                                                (a) Beginning    (b) End of
                                 Assets                                              of year          year
                                                                          ------------------------------------
  a  Cash...........................................................        27a         74,105       128,908
                                                                          ------------------------------------
  b  Receivables....................................................        27b
                                                                          ------------------------------------
  c  Investments:
                                                                          ------------------------------------
     (1) U.S. Government Securities.................................        27c(1)
                                                                          ------------------------------------
     (2) Corporate debt and equity instruments......................        27c(2)
                                                                          ------------------------------------
     (3) Real estate and mortgages (other than to participants).....        27c(3)
                                                                          ------------------------------------
     (4) Loans to participants:
                                                                          ------------------------------------
         A Mortgages................................................         (4)A
                                                                          ------------------------------------
         B Other....................................................         (4)B
                                                                          ------------------------------------
     (5) Other................. Certificates of Deposit.............        27c(5)   2,770,991      2,948,465
                                                                          ------------------------------------
     (6) Total investments. Add lines 27c (1) through 27c (5)....... *      27c(6)   2,845,096      3,077,373
                                                                          ------------------------------------
  d  Buildings and other property used in plan operations...........        27d
                                                                          ------------------------------------
  e  Other assets...................................................        27e
                                                                          ------------------------------------
  f  Total assets, Add lines 27a, 27b, 27c(6), 27d, and 27e......... *      27f      2,845,096      3,077,373
                                                                          ------------------------------------
                              Liabilities
                                                                          ------------------------------------
  g  Payables.......................................................        27g
                                                                          ------------------------------------
  h  Acquisition Indebtedness.......................................        27h
                                                                          ------------------------------------
  i  Other liabilities..............................................        27i          6,351          9,740
                                                                          ------------------------------------
  j  Total liabilities, Add lines 27g through 27i................... *      27j          6,351          9,740
                                                                          ------------------------------------
  k  Net assets. Subtract line 27j from line 27f.................... *      27k      2,838,745      3,067,633
--------------------------------------------------------------------------------------------------------------
28  Plan income, expenses, and changes in net assets for the plan year. Include all income and expenses of the plan including any trust(s) or separately maintained funds(s) and any payments/receipts to/from insurance carriers. Round off amounts to the nearest dollar. Any other amounts are subject to rejection.

                                                                              --------------------------------
                                    Income                                       (a) Amount       (b) Total
                                                                          ------------------------------------
  a  Contributions received or receivable in cash from:
                                                                          ---------------------
     (1)  Employer(s) including contributions on behalf of self-
            employed individuals)...................................        28a(1)    85,329
                                                                          ------------------------------------
     (2)  Employees.................................................        28a(2)    47,534
                                                                          ------------------------------------
     (3)  Others....................................................        28a(3)
                                                                          ------------------------------------
     (4)  Add lines 28a(1) through 28a(3)...........................        28a(4)   132,863
                                                                          ------------------------------------
  b  Noncash contributions. Enter the total of lines 28a(4) and
      lines 28b in column (b).......................................        28b                      132,863
                                                                          ------------------------------------
  c  Earnings from investments (interest, dividends, rents,
      royalties)....................................................        28c                      179,415
                                                                          ------------------------------------
  d  Net realized gain (loss) on sale or exchange of assets.........        28d
                                                                          ------------------------------------
  e  Other income (specify).........................................        28e
                                                                          ------------------------------------
  f  Total income. Add lines 28b through 28e........................ *      28f                      312,278
                                                                          ------------------------------------
                            Expenses

  g  Distributions of benefits and payments to provide benefits:
                                                                          ------------------------------------
     (1)  Directly to participants or their beneficiaries...........        28g(1)      83,393
                                                                          ------------------------------------
     (2)  Other.....................................................        28g(2)
                                                                          ------------------------------------
     (3)  Total distribution of benefits and payments to provide
           benefits.................................................        28g(3)                    83,393
                                                                          ------------------------------------
  h  Administrative expenses (salaries, fees, commissions,
       insurance premiums)..........................................        28h
                                                                          ------------------------------------
  i  Other expenses (specify).......................................        28i
                                                                          ------------------------------------
  j  Total expenses. Add lines 28g through 28i...................... *      28j                       83,393
                                                                          ------------------------------------
  k  Net income (loss). Subtract line 28j from line 28f..............*      28k                      228,885
--------------------------------------------------------------------------------------------------------------

SCHEDULE SSA                  Annual Registration Statement Identifying Separated                                OMB No. 1210-0016
(Form 5500)                      Participants with Deferred Vested Benefits                                      -----------------
                                                                                                                         1997
                                       Under Section 8057(a) of the Internal Revenue Code                         -----------------
                                         * File as an attachment to Form 5500-C/R                                  This Form is Not
Department of the Treasury                                                                                           Open to Public
Internal Revenue Service      * For Paperwork Reduction Act Notice, see the Instructions for Form 5500 or 5500-C/R     Inspection
------------------------------------------------------------------------------------------------------------------------------------
For the calendar year 1997 or fiscal Plan year begining                      1997,and ending                              ,19
------------------------------------------------------------------------------------------------------------------------------------

1a  Name of plan sponsor (employer if for a single employer plan)               1b Sponsor's employer identification number (EIN)
     Community Savings Bank, SSB                                                    56      0185960
------------------------------------------------------------------------------------------------------------------------------------

2a  Name of plan Community Savings Bank, SSB Profit Sharing and                               2b Three digit
                 Savings Plan and Trust                                                          Plan number*      0 0 1
------------------------------------------------------------------------------------------------------------------------------------

3 Enter one of the following Entry Codes in column (a) for each separated participant with deferred vested benefits that:

    Code A- has not previously been reported.
    Code B- has previously been reported under the above plan number but requires revisions to the information previously reported.
    Code C- has previously been reported under another plan number but will be receiving their benefits from the plan listed above Instead.
    Code D- has previously been reported under the above plan number but is no longer entitled to those deferred vested benefits.
------------------------------------------------------------------------------

                       Use with entry code                  Use with entry code                     Use with entry code
                       "A","B","C", or"D"                       "A" or "B"                               "C"
-----------------------------------------------------------------------------------------------------------------------------------
  (a)       (b)                 (c)           Enter code for         Amount of vested benefit
Entry  Social security   Name of participant    nature and           --------------------------
code     number                                  from of                              Defined                (i)             (j)
                                                 benefit          (f)            contribution plan    Previous sponsor's    Previous
                                              ---------------                    -----------------       employer             plan
                                                (d)     (e)      Defined benefit   (g)       (h)       identification        number
                                              Type of  Payment   plan-periodic   Units or   Total          number
                                              annuity  frequency    payment       shares   value of
                                                                                           account
-----------------------------------------------------------------------------------------------------------------------------------
A      ###-##-####       Betty R. King        a         a                                  13,286.28
A      ###-##-####       Debra Matthews       a         a                                  21,566.93
A      ###-##-####       Holly Sims           a         a                                   7,882.92




------------------------------------------------------------------------------------------------------------------------------------

[_]  Check here if additional participants are shown on attachments. All attachments  must include the sponsor's name,EIN, name of plan, plan number and column identification letter for each column completed for line 3
------------------------------------------------------------------------------------------------------------------------------------
[_]  Check here if plan is a government, church or other plan that elects to voluntarily file Schedule SSA. If so, complete lines 4 through 5c, and the signature area. Otherwise, complete the signature area only.
------------------------------------------------------------------------------------------------------------------------------------
4   Plan sponsor's address (number, street, and room or suite no.) (if a P.O. box, see the instructions for line 4,)
    P. O. Box 1837
------------------------------------------------------------------------------------------------------------------------------------
   City or town, state, and Zip code
   Burlington, NC 27216
-----------------------------------------------------------------------------------------------------------------------------------
5a Name of plan administrator (if other than sponsor)                   5b   Administrator's EIN
   Same
-----------------------------------------------------------------------------------------------------------------------------------
5c Number, street, and room or suite no, (If a P.O. box, see the instructions for line 4.)

-----------------------------------------------------------------------------------------------------------------------------------
   City or town, state, and ZIP code

----------------------------------------------------------------------------------------------------------------------------------
   Under penalties of perjury, I declare that I have examined this report, and to the best of my knowledge and belief, it is true correct, and complete.

   Signature of plan administrator *----------------------------------------------------------------------------------------------

   Phone number of plan administrator * (336) 227-3631                               Date *
-----------------------------------------------------------------------------------------------------------------------------------
                                             Cat. No. 13506T                              Schedule SSA (form 5500) (1997)

                       MANDATORY DISAGGREGATION - DEMO 4

                          COMMUNITY SAVINGS BANK, SSB
                                EIN: 56-0185960


     The plan consists of employee and matching contributions under Section 401(m) of the Code (the "401(m) plan"), discretionary Employer contributions (the "Discretionary Contribution Plan"), and qualified nonelective contributions (the "Qualified Non-Elective Plan"). See ARTICLE IV of the Plan. Accordingly,
                                      ---
pursuant to Regulation Section 1.410(b)-7(c)(l), the plan is treated as three separate plans for purposes of Section 410(b) of the Code - the 401(m) Plan, the Discretionary Contribution Plan and the Qualified Non-Elective Plan.

I.   401(m) Plan
     -----------

     A.   Minimum Coverage Requirements.

          1.   Total number of employees on December 31, 1997           49
                                                                      ------

          2.   Number of employees excludable
               a.   Nonresident aliens =                                 0
                                                                      ------
               b.   Employees failing to meet minimum
                    age and service requirements =                      14
                                                                      ------
               c.   Collectively bargained employees =                   0
                                                                      ------
                     Total                                              14
                                                                      ------

          3.   Number of nonexcludable employees                        35
                                                                      ------

          4.   Number of nonexcludable employees who are
               highly compensated employees                              1
                                                                      ------

          5.   Number of nonexcludable employees who are
               nonhighly compensated employees                          34
                                                                      ------

          6.   Number of nonexcludable, highly compensated
               employees who are eligible to receive matching
               contributions under the 401(m) Plan                       1
                                                                      ------

          7.   Number of nonexcludable, nonhighly compensated
               employees who are eligible to receive matching
               contributions under the 401(m) Plan                      34
                                                                      ------

          8.   Enter the percentage of nonexcludable, highly
               compensated employees who are eligible to receive
               matching contributions under the 401(m) Plan,
               (i.e., divide 6. by 4.)                                 100%
                ----                                                  ------

          9.   Enter the percentage of nonexcludable, nonhighly
               compensated employees who are eligible to receive
               matching contributions under the 401(m) Plan            100%
                                                                      ------

          10.  Divide the percentage of nonexcludable, nonhighly
               compensated employees who are eligible to receive
               matching contributions under the 401(m) Plan by the percentage of nonexcludable, highly compensated employees who are eligible to receive matching
               contributions under the 401(m) Plan                       1
                                                                      ------

          The 401(m) Plan satisfies the ratio percentage test.

     B.   Nondiscrimination in Amount Requirement.

          The 401(m) Plan satisfies the nondiscrimination in amount requirement because it satisfies Regulation Sections 1.401(m)-1(b). See Regulation Section
                                                         ---
1.401(a)(4)-1(b)(2)(ii)(B).

II.  Discretionary Contribution Plan
     -------------------------------

     A.   Minimum Coverage Requirements.

          1.   Total number of employees on December 31, 1997           49
                                                                      ------

          2.   Number of employees excludable
               a.   Nonresident aliens =                                 0
                                                                      ------
               b.   Employees failing to meet minimum
                    age and service requirements =                      14
                                                                      ------
               c.   Collectively bargained employees =                   0
                                                                      ------
                    Total                                               14
                                                                      ------

          3.   Number of nonexcludable employees                        35
                                                                      ------

          4.   Number of nonexcludable employees who are
               highly compensated employees                              1
                                                                      ------

          5.   Number of nonexcludable employees who are
               nonhighly compensated employees                          34
                                                                      ------

          6.   Number of nonexcludable, highly compensated
               employees who are eligible to receive discretionary
               Employer contributions under the Discretionary
               Contribution Plan                                         1
                                                                      ------

          7.   Number of nonexcludable, nonhighly compensated
               employees who are eligible to receive discretionary
               Employer contributions under the Discretionary
               Contribution Plan                                        34
                                                                      ------

          8.   Enter the percentage of nonexcludable, highly
               compensated employees who are eligible to receive
               discretionary Employer contributions under the
               Discretionary Contribution  Plan (i.e., divide 6. by
                                                 ----
               4.)
                                                                       100%
                                                                      ------

          9.   Enter the percentage of nonexcludable, nonhighly
               compensated employees who are eligible to receive
               discretionary Employer contributions under the
               Discretionary Contribution Plan                         100%
                                                                      ------

          10.  Divide the percentage of nonexcludable, nonhighly
               compensated employees who are eligible to receive
               discretionary Employer contributions under the
               Discretionary Contribution Plan by the percentage
               of nonexcludable, highly compensated employees
               who are eligible to receive discretionary Employer
               contributions under the Discretionary Contribution
               Plan                                                      1
                                                                      ------

          The Discretionary Contribution Plan satisfies the ratio percentage test.

     B.   Nondiscrimination in Amount Requirement.

          The Discretionary Contribution Plan satisfies the safe harbor for defined contributions plans found in Regulation Section 1.401(a)(4)- 1(b)(2)(ii)(A).

III. Qualified Non-Elective Plan
     ---------------------------

     A.   Minimum Coverage Requirements

          The qualified Non-Elective Plan automatically satisfies the minimum coverage requirements because it benefits no highly compensated employees pursuant to Section 4.9(h) of the plan. See Regulation Section 1.410(b)-
                                         ---
2(b)(6).

     B.   Nondiscrimination in Amount Requirement.

          The qualified nonelective contributions, if any, automatically satisfy the nondiscrimination in amount requirement because they will only be made on behalf of nonhighly compensated employees.

COMMUNITY SAVINGS BANK, SSB
BURLINGTON, NORTH CAROLINA
56-0185960
1997 FORM 5500-C/R

RE: QUESTION 26

     The plan sponsor is a State chartered and supervised financial institution which is Federally insured. The plan covers only employees of the sponsor. The plan sponsor is empowered as fiduciary and expressly authorized to invest all or part of the plan's assets in deposits which bear a reasonable interest rate in a bank or similar financial institution. As such, the plan invests all of its assets in certificates of deposit and savings accounts of the plan sponsor. IRC Sec. 4975(d)(4) provides that such investments are not prohibited transactions.

SCHEDULE P                Annual Return of Fiduciary         OMB No. 1210-0016
                                                           ---------------------
(Form 5500)               of Employee Benefit Trust                1997
                                                           ---------------------
Department of the    File as an attachment to Form 5500,    This Form is Open to
    Treasury               5500-C/R, or 5500-EZ.             Public Inspection.
Internal Revenue   For the Paperwork Reduction Notice, see
    Service              the Form 5500 instructions.
--------------------------------------------------------------------------------

For trust calendar year 1997 or fiscal year beginning          , 1997 and
ending            , 19.
--------------------------------------------------------------------------------
Please type   1a  Name of trustee or custodian
or print
                  William R. Gilliam
--------------------------------------------------------------------------------
               b  Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500, 5500-C/R, or 5500-EZ.)

                  P.O. Box 1837
--------------------------------------------------------------------------------
               c  City or town, state, and ZIP code

                  Burlington, NC 27216
--------------------------------------------------------------------------------
 2a Name of trust
     Community Savings Bank, SSB Profit      b  Trust's employer identification
     Sharing and Savings Plan and Trust         number        56  0185960
--------------------------------------------------------------------------------
 3  Name of plan if different from name of trust

    Same
--------------------------------------------------------------------------------
 4  Have you furnished the participating employee benefit plan(s) with the trust financial information required to be reported by the plan(s)?...................................................  [X] Yes  [_] No
--------------------------------------------------------------------------------
 5  Enter the plan sponsor's employer identification number as shown on
    Form 5500,
    5500-C/R, or 5500-EZ..................................*   56  0185960
--------------------------------------------------------------------------------
Under penalties of perjury. I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.

Signature of fiduciary                              Date
--------------------------------------------------------------------------------
Instructions

Section references are to the Internal Revenue Code.

Purpose of Form

You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).

  Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401 (a), which is exempt from tax under section 501(a).

Who May File

  1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a).

  2.  Every custodian of a custodial account described in section 401(f).

How To File

File Schedule P (Form 5500) for the trust year ending with or within any participating plan's plan year. Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.

  If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one trust or custodial account for its funds, file one Schedule P (Form 5500) for each or custodial account.

Trust's Employer Identification Number

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust. If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.

Note: Trustees who do not have an EIN may apply for one on Form SS-4, Application for Employer Identification Number. You must be consistent and use the same EIN for all trust reporting purposes.

Signature

The fiduciary (trustee or custodian) must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

Other Returns and Forms That May Be Required

 . Form 990-T--For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on Form 990-T, Exempt Organization Business Income Tax Return. (See sections 511 through 514 and the related regulations.)

 . Form 1099-R--If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R. (See the instruction for Forms 1099, 1098, 5498, and W-2G.)

 . Form 945--If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use Form 945, Annual Return of Withheld Federal Income Tax, to report taxes withheld from nonpayroll items. (See Circular E, Employer's Tax Guide (Pub. 15), for more information.)

--------------------------------------------------------------------------------
                               Cat. No.  13504X      Schedule P (Form 5500) 1997

                             SUMMARY ANNUAL REPORT

                                      For

                         COMMUNITY SAVINGS BANK, S.B.
                    PROFIT SHARING AND SAVINGS PLAN & TRUST


     This is a summary of the annual report for Community Savings Bank, S.B. Profit Sharing and Savings Plan & Trust, 56-0185960, for the plan year beginning January 1, 1997 and ending December 31, 1997. The annual report has been filed with the Internal Revenue Service, as required under the Employee Retirement Income Security Act of 1974 (ERISA).

Basic Financial Statement
-------------------------

     Benefits under the plan are provided by trust.

     Plan expenses were $83,393.

     These expenses included -0- in administrative expenses and $83,393 in benefits paid to participants and beneficiaries, and -0- in other expenses. A total of 44 persons were participants in or beneficiaries of the plan at the end of the plan year, although not all of these persons had yet earned the right to receive benefits.

     The value of plan assets, after subtracting liabilities of the plan, was $3,067,633 as of December 31, 1997, compared to $2,838,745 as of January 1, 1997. During the plan year, the plan experienced an increase in its net assets of $228,885. The plan had total income of $312,278 including employer contributions of $85,329 and employee contributions of $47,534.

                     Your Rights to Additional Information
                     -------------------------------------

     You have the right to receive a copy of the full annual report, or any part thereof, on request.

     To obtain a copy of the full annual report, or any part thereof, write or call the office of Community Savings Bank, SSB, who is plan administrator, Post Office Box 1837, Burlington, North Carolina 27216, (336) 227-3631. There is no charge to cover copying costs.

     You also have the right to receive from the plan administrator, on request and at no charge, a statement of the assets and liabilities of the plan and accompanying notes, or a statement of income and expenses of the plan and accompanying notes, or both. If you request a copy of the full annual report from the plan administrator, these two statements and accompanying notes will be included as part of that report. There is no charge to cover copying costs.

     You also have the legally protected right to examine the annual report at the main office of the plan, Burlington, North Carolina and at the U.S. Department of Labor in Washington, D.C. or to obtain a copy from the US Department of Labor upon payment of copying costs. Requests to the Department should be addressed to: Public Disclosure Room, N4677, Pension and Welfare Benefit Programs, Department of Labor, 200 Constitution Avenue, NW, Washington, D.C. 20216.